Apollo Global Management, Inc. Fourth Quarter and Full Year 2022 Earnings Exhibit 99.1

4Q'22 Per Share FY'22 Per Share GAAP Financial Measures ($ in millions, except per share amounts) Net Income (Loss) Attributable to Apollo Global Management, Inc. Common Stockholders $584 $0.97 $(3,213) $(5.57) Non-GAAP Financial Measures ($ in millions, except per share amounts) Fee Related Earnings (“FRE”) $394 $0.66 $1,410 $2.36 Spread Related Earnings (“SRE”) $637 $1.06 $2,327 $3.88 Fee and Spread Related Earnings $1,031 $1.72 $3,737 $6.22 Principal Investing Income (“PII”) $28 $0.05 $285 $0.47 Adjusted Net Income ("ANI") $853 $1.42 $3,135 $5.21 Assets Under Management ($ in billions) Total Assets Under Management (“AUM”) $548 Fee-Generating AUM (“FGAUM”) $412 4Q'22 FY'22 Business Drivers ($ in billions) Inflows $28 $128 Gross Capital Deployment $39 $162 Debt Origination $26 $89 Fourth Quarter and Full Year 2022 Financial Highlights • GAAP Net Income (Loss) Attributable to Apollo Global Management, Inc. Common Stockholders was $584 million and $(3.2) billion for the quarter and full year ended December 31, 2022, respectively, or $0.97 and $(5.57) per share, respectively. Losses during the year were driven primarily by unrealized losses on reinsurance assets within the Retirement Services segment, resulting from rising interest rates, which are recorded in net income under reinsurance accounting • Apollo's primary non-GAAP earnings metric, Adjusted Net Income, which represents the sum of FRE, SRE, and PII, less HoldCo interest and other financing costs1 and taxes, totaled $853 million and $3.1 billion, or $1.42 and $5.21 per share, in the fourth quarter and full year, respectively Note: This presentation contains non-GAAP financial information and defined terms which are described on pages 35 to 39. The non-GAAP financial information contained herein is reconciled to GAAP financial information on pages 30 to 34. Per share calculations are based on end of period Adjusted Net Income Shares Outstanding. FY'22 per share amounts represent the sum of the last four quarters. See page 32 for the share reconciliation. AUM and Dry Powder totals may not add due to rounding. “NM” as used throughout this presentation indicates data has not been presented as it was deemed not meaningful, unless the context otherwise provides. 1. Represents interest and other financing costs related to Apollo Global Management, Inc. not attributable to any specific segment. 1

($ in millions, except per share amounts) 4Q'21 3Q'22 4Q'22 FY'21 FY'22 Revenues     Asset Management     Management fees $519 $389 $403 $1,921 $1,503 Advisory and transaction fees, net 97 110 157 302 443 Investment income (loss) 574 (31) 321 3,699 796 Incentive fees 5 9 10 29 27   Retirement Services     Premiums — 3,045 869 — 11,638 Product charges — 184 193 — 718 Net investment income — 2,033 2,481 — 8,148 Investment related gains (losses) — (2,847) 106 — (12,717) Revenues of consolidated variable interest entities — 114 292 — 440 Other revenues — (27) 10 — (28)   Total Revenues 1,195 2,979 4,842 5,951 10,968 Expenses Asset Management     Compensation and benefits (1,509) (386) (514) (3,493) (1,943) Interest expense (33) (31) (30) (138) (124) General, administrative and other (154) (167) (210) (482) (682)   Retirement Services     Interest sensitive contract benefits — (89) (1,114) — (541) Future policy and other policy benefits — (3,294) (1,322) — (12,310) Amortization of deferred acquisition costs, deferred sales inducements and value of business acquired — (125) (134) — (509) Policy and other operating expenses — (343) (389) — (1,371)   Total Expenses (1,696) (4,435) (3,713) (4,113) (17,480) Other Income (Loss) – Asset Management Net gains (losses) from investment activities 1,172 (16) 1 2,611 165 Net gains from investment activities of consolidated variable interest entities 157 85 29 557 494 Other income (loss), net (120) 28 12 (145) 38 Total Other Income (Loss) 1,209 97 42 3,023 697 Income (loss) before income tax (provision) benefit 708 (1,359) 1,171 4,861 (5,815) Income tax (provision) benefit (96) 185 (211) (594) 1,069 Net income (loss) 612 (1,174) 960 4,267 (4,746) Net (income) loss attributable to non-controlling interests (368) 298 (376) (2,428) 1,533 Net income (loss) attributable to Apollo Global Management, Inc. 244 (876) 584 1,839 (3,213) Preferred stock dividends (10) — — (37) — Net income (loss) attributable to Apollo Global Management, Inc. Common Stockholders $234 $(876) $584 $1,802 $(3,213)       Earnings (Loss) per share Net income (loss) attributable to Common Stockholders - Basic $0.91 $(1.52) $0.97 $7.32 $(5.57) Net income (loss) attributable to Common Stockholders - Diluted $0.91 $(1.52) $0.97 $7.32 $(5.57) Weighted average shares outstanding – Basic 246 584 583 237 585 Weighted average shares outstanding – Diluted 246 584 583 237 585 GAAP Income Statement (Unaudited) 2

Fourth Quarter and Full Year 2022 Business Highlights Strong fourth quarter financial results complete a stellar year of growth and execution • Record quarterly and annual FRE of $394 million and $1.4 billion, respectively, driven by strong growth in management fees and record capital solutions fees • SRE of $637 million in the fourth quarter and $2.3 billion for the full year, driven by record annual organic inflows from Athene, spread accretion from higher interest rates, and resilient performance within the alternatives portfolio • Together, FRE and SRE of $1.0 billion in the fourth quarter and $3.7 billion for the full year showcase the resilient and growing earnings power of the Asset Management and Retirement Services businesses • Total AUM of $548 billion benefited from inflows of $28 billion in the fourth quarter and $128 billion in 2022 Delivered meaningful progress on key strategic growth initiatives • Origination: Debt origination volume of $26 billion in the fourth quarter or over $100 billion on an annualized basis, aided by the acquisition of several new origination platforms in 2022 • Global Wealth: Raised $6 billion of capital during 2022 from a combination of successful retail-focused product launches and significant distribution expansion • Capital Solutions: Robust fee revenue growth of nearly 40% year-over-year demonstrates Apollo's value as a flexible capital provider coupled with a significantly expanded distribution reach and increased platform integration Strategically allocating capital to drive shareholder value • Buybacks: Repurchased $178 million of common stock in the fourth quarter and $773 million for the full year • Dividends: Intend to distribute an annual dividend of $1.72 per share of common stock commencing with the first quarter 2023 dividend1 • Investments: Allocated $357 million of capital in 2022 to fund strategic investments ✓ ✓ 3 1. The declaration and payment of any dividends are at the sole discretion of the Apollo Global Management, Inc. board of directors, which may change the dividend policy at any time, including, without limitation to, to eliminate the dividend entirely.

Apollo Delivers Strong Execution Against Business Plan Fee Related Earnings Spread Related Earnings Principal Investing Income Total Inflows Global Wealth Fundraising Original 2022 Target 2022 Results Capital Solutions Fees and Other FRE Margin ~$2.35/share ~$3.35/share ~$1.00/share multi-year average $80B+ $6B >20% YoY growth or more than $358M 54 – 55% Drivers + accretion from higher interest rates + strong organic growth + robust Athene organic inflows +strong third-party Asset Management fundraising - prudently slowed asset sales amid unfavorable market backdrop + strong levels of deployment activity + buildout of Capital Solutions team and platform + traction in new product fundraising + higher Fund X allocation than previous vintages + met margin target despite heightened investment spend + strong fee related revenue growth of 17% year- over-year$2.36/share $3.88/share $0.47/share $128B $6B 54% ~40% YoY growth or $414M 4

($ in millions, except per share amounts) 4Q'21 3Q'22 4Q'22 FY'21 FY'22 Management fees $483.0 $545.9 $561.3 $1,878.2 $2,134.5 Capital solutions fees and other, net 94.3 104.6 141.7 298.1 413.5 Fee-related performance fees 20.2 20.0 25.6 56.9 71.5 Fee-related compensation (176.6) (193.8) (197.1) (653.3) (753.5) Non-compensation expenses1 (94.9) (112.1) (137.2) (313.2) (456.0) Fee Related Earnings $326.0 $364.6 $394.3 $1,266.7 $1,410.0 Net investment spread — 768.1 843.7 — 3,067.4 Other operating expenses — (117.1) (126.8) — (461.7) Interest and other financing costs — (72.9) (80.1) — (278.9) Spread Related Earnings $— $578.1 $636.8 $— $2,326.8 Fee and Spread Related Earnings $326.0 $942.7 $1,031.1 $1,266.7 $3,736.8 Principal Investing Income $191.8 $50.1 $27.7 $1,107.6 $284.5 Adjusted Segment Income $517.8 $992.8 $1,058.8 $2,374.3 $4,021.3 HoldCo interest and other financing costs2 (41.6) (28.9) (19.7) (169.5) (122.4) Taxes and related payables3 6.8 (163.4) (185.9) (173.3) (764.1) Adjusted Net Income $483.0 $800.5 $853.2 $2,031.5 $3,134.8 ANI per share $1.05 $1.33 $1.42 $4.56 $5.21 Note: Amounts for spread related earnings on this page and subsequent pages are not presented for periods prior to the closing of the merger with Athene on January 1, 2022. 1. Non-compensation expenses include placement fees of $1.4 million and $3.3 million, respectively, for 4Q'22 and FY'22. 2. Represents interest and other financing costs related to Apollo Global Management, Inc. not attributable to any specific segment. 3. Taxes and related payables for FY'22 reflects the common stockholders’ reduced ownership of the underlying Apollo Operating Group prior to the merger with Athene. Total Segment Earnings 5

($ in millions, except per share amounts) 4Q'21 3Q'22 4Q'22 FY'21 FY'22 Management fees $483.0 $545.9 $561.3 $1,878.2 $2,134.5 Capital solutions fees and other, net 94.3 104.6 141.7 298.1 413.5 Fee-related performance fees 20.2 20.0 25.6 56.9 71.5 Fee-related compensation (176.6) (193.8) (197.1) (653.3) (753.5) Non-compensation expenses (94.9) (112.1) (137.2) (313.2) (456.0) Fee Related Earnings $326.0 $364.6 $394.3 $1,266.7 $1,410.0 Net investment spread — 768.1 843.7 — 3,067.4 Other operating expenses — (117.1) (126.8) — (461.7) Interest and other financing costs — (72.9) (80.1) — (278.9) Normalization of alternative investment income to 11%, net of offsets1 — 78.9 13.4 — 76.9 Other notable items2 — (59.0) 35.0 — (72.0) Spread Related Earnings - Normalized3 $— $598.0 $685.2 $— $2,331.7 Fee and Spread Related Earnings - Normalized $326.0 $962.6 $1,079.5 $1,266.7 $3,741.7 Principal Investing Income $191.8 $50.1 $27.7 $1,107.6 $284.5 Adjusted Segment Income - Normalized $517.8 $1,012.7 $1,107.2 $2,374.3 $4,026.2 HoldCo interest and other financing costs (41.6) (28.9) (19.7) (169.5) (122.4) Taxes and related payables 6.8 (167.6) (196.1) (173.3) (765.1) Adjusted Net Income - Normalized $483.0 $816.2 $891.4 $2,031.5 $3,138.7 ANI per share - Normalized $1.36 $1.49 $5.24 Total Segment Earnings - Normalizing Spread Related Earnings 1. See page 17 for more information on normalization of alternative investment income. 2. Other notable items include unusual variability such as actuarial experience (mortality, lapses, or income rider utilization) or assumption updates. 3. Spread Related Earnings - Normalized reflects adjustments to exclude notable items and normalize alternative income to an 11% long-term return, net of offsets. 6

Segment Details

($ in millions, except per share amounts) 4Q'21 3Q'22 4Q'22 % Change vs. 4Q'21 FY'21 FY'22 % Change vs. FY'21 Management Fees Yield $300.0 $366.4 $374.0 24.7% $1,172.0 $1,416.0 20.8% Hybrid 60.5 52.9 57.4 (5.1)% 184.8 211.3 14.3% Equity 122.5 126.6 129.9 6.0% 521.4 507.2 (2.7)% Total Management fees 483.0 545.9 561.3 16.2% 1,878.2 2,134.5 13.6% Capital solutions fees and other, net 94.3 104.6 141.7 50.3% 298.1 413.5 38.7% Fee-related performance fees 20.2 20.0 25.6 26.7% 56.9 71.5 25.7% Fee Related Revenues $597.5 $670.5 $728.6 21.9% $2,233.2 $2,619.5 17.3% Fee-related compensation (176.6) (193.8) (197.1) 11.6% (653.3) (753.5) 15.3% Non-compensation expenses1 (94.9) (112.1) (137.2) 44.6% (313.2) (456.0) 45.6% Fee Related Earnings $326.0 $364.6 $394.3 21.0% $1,266.7 $1,410.0 11.3% FRE Per Share2 $0.71 $0.61 $0.66 NM $2.84 $2.36 NM FRE Margin 54.6% 54.4% 54.1% 56.7% 53.8% FRE Compensation Ratio 29.6% 28.9% 27.1% 29.3% 28.8% • Management fees increased 16% year-over-year driven by robust growth from Retirement Services clients, strong third-party Asset Management fundraising, the contribution of Griffin Capital's ("Griffin") U.S. asset management business, and solid levels of capital deployment • Generated record quarterly capital solutions fees, as Apollo provided creative and flexible financing solutions for a growing number of clients, sourced outside capital to help fund a significant amount of deployment activity, and syndicated high-quality assets to third-party clients • Fee related expenses increased year-over-year, reflecting previously communicated re-basing of cost structure to support the firm’s next phase of growth and costs associated with the Griffin acquisition Asset Management Segment 1. Non-compensation expenses include placement fees of $1.4 million and $3.3 million, respectively, for 4Q'22 and FY'22. 2. Per share amounts for fee related earnings on this page and subsequent pages may not be comparable to periods prior to the closing of the merger with Athene on January 1, 2022. 8

Total AUM ($bn) Fee-Generating AUM ($bn) • Total AUM increased $50 billion, or 10%, year-over-year driven by $78 billion of inflows from Asset Management and $50 billion of inflows from Retirement Services, partially offset by $27 billion of realizations, $24 billion of normal course outflows at Athene, and $14 billion of mark-to-market depreciation from interest rates and foreign exchange at Athora • Fee-Generating AUM increased $43 billion, or 12%, year-over-year primarily driven by strong organic growth at Athene, fundraising across a variety of Asset Management strategies, and inorganic growth at Athora and the Griffin acquisition • Approximately 60% of Apollo’s total AUM is comprised of $321 billion of perpetual capital, which is highly scalable and does not rely on cyclical fundraising $455 $498 $548 $333 $360 $392 $42 $53 $56$80 $84 $99 Yield Hybrid Equity 4Q'20 4Q'21 4Q'22 $349 $369 $412 $286 $307 $339 $18 $22 $26 $45 $40 $47 Yield Hybrid Equity 4Q'20 4Q'21 4Q'22 Perpetual Capital AUM ($bn) $273 $296 $321 $184 $213 $236 $69 $59 $53$20 $24 $33 Athene Athora Other 4Q'20 4Q'21 4Q'22 9 Asset Management: Assets Under Management

$56 $75 $65 $57 $131 $128 $44 $25 $32 $31 $38 $71 $12 $13 $18 $28 $37 $48 $27 $7 $72 Asset Management Retirement Services 2017 2018 2019 2020 2021 2022 • Robust total gross inflows of $28 billion during the fourth quarter and $128 billion over the twelve months ended December 31, 2022 • Inflows from Asset Management clients of $14 billion in the fourth quarter included an equity capital raise for Athora, co-invest capital for Fund IX, incremental capital for Fund X, fundraising for the fourth vintage of European Principal Finance ("EPF IV"), and inflows across Global Wealth-focused products, including Apollo Aligned Alternatives ("AAA") • Inflows from Retirement Services of $14 billion in the fourth quarter included $11 billion of organic inflows from Athene and a $2.5 billion acquisition of a Belgian insurance portfolio by Athora ($ in billions) Asset Management: Inflows inorganic inorganic 10 $31 $36 $34 $28 $19 $18 $21 $14 $6 $12 $12 $13 $11 $3 Asset Management Retirement Services 1Q'22 2Q'22 3Q'22 4Q'22 inorganic

$69 $83 $102 $166 $321 $60 $59 $77 $130 $236 $14 $53 $9 $18 $18 $22 $33 43% 49% 41% 50% 59% Athene Athora Other % of Total AUM 2013 2015 2017 2019 2022 $716 $893 $1,102 $1,334 44% 47% 49% 51% Fee Related Revenues from Perpetual Capital % of Total Fee Related Revenues 2019 2020 2021 2022 Perpetual Capital AUM ($bn)1 Fee Related Revenues from Perpetual Capital ($mn) • Apollo has generated compound annual growth of perpetual capital AUM of 19% over the last nine years, reflecting strong growth across several perpetual capital vehicles, the largest of which is Athene • Fee-related revenues from perpetual capital vehicles represent approximately 50% of total fee related revenues in 2022 Asset Management: Perpetual Capital 1. Perpetual Capital AUM as of 4Q'22 was comprised of Athene ($236 billion), Athora ($53 billion), MidCap FinCo Designated Activity Company ($12 billion), Apollo Commercial Real Estate Finance, Inc. ($10 billion), Midcap Financial Investment Corporation/Other ($10 billion), and Apollo Senior Floating Rate Fund/Apollo Tactical Income Fund ($1 billion). Other includes $5 billion of AUM related to Apollo Debt Solutions BDC, a non-traded business development company, and $2 billion of AUM related to a publicly traded business development company, as of September 30, 2022. 11

• Spread related earnings increased in the fourth quarter, driven by another quarter of strong organic growth trends and an expanding net investment spread that benefited from rising interest rates and resilient performance within the alternatives portfolio, which returned 10.6% on an annualized basis • Adjusting for other notable items and a normalized alternative investment return, normalized SRE grew 15% quarter-over-quarter to a net spread of 140 basis points, due to higher floating rate income and continued profitable growth of the business ($ in millions, except per share amounts) 4Q'21 3Q'22 4Q'22 % Change vs. 4Q'21 FY'21 FY'22 % Change vs. FY'21 Fixed income and other investment income, net $— $1,470.4 $1,726.5 NM $— $5,705.8 NM Alternative investment income, net — 249.6 322.0 NM — 1,205.6 NM Strategic capital management fees — 13.6 14.4 NM — 53.0 NM Cost of funds — (965.5) (1,219.2) NM — (3,897.0) NM Net Investment Spread — 768.1 843.7 NM — 3,067.4 NM Other operating expenses — (117.1) (126.8) NM — (461.7) NM Interest and other financing costs1 — (72.9) (80.1) NM — (278.9) NM Spread Relating Earnings $— $578.1 $636.8 NM $— $2,326.8 NM SRE per share $— $0.96 $1.06 NM $— $3.88 NM Normalization of alternative investment income to 11%, net of offsets — 78.9 13.4 NM — 76.9 NM Other notable items2 — (59.0) 35.0 NM — (72.0) NM Spread Related Earnings - Normalized3 $— $598.0 $685.2 NM $— $2,331.7 NM SRE per share - Normalized $— $1.00 $1.14 NM $— $3.88 NM Fixed income investment yield —% 3.27% 3.76% NM —% 3.22% NM Alternatives return —% 8.26% 10.55% NM —% 10.42% NM Cost of funds —% (2.01)% (2.49)% NM —% (2.06)% NM Net investment spread —% 1.60% 1.73% NM —% 1.63% NM Retirement Services net spread —% 1.20% 1.30% NM —% 1.23% NM Retirement Services net spread - Normalized —% 1.24% 1.40% NM —% 1.23% NM Retirement Services Segment Note: Amounts for spread related earnings on this page and subsequent pages are not presented for periods prior to the closing of the merger with Athene on January 1, 2022. As part of the closing process for the Athene merger, Athene’s assets and liabilities were marked to fair market value as part of purchase GAAP accounting (“PGAAP”). 1. Athene issued $400 million of senior unsecured debt in 4Q'22. 2. Other notable items include unusual variability such as actuarial experience (mortality, lapses, or income rider utilization) or assumption updates. 3. Spread Related Earnings – Normalized reflects adjustments to exclude notable items and normalize alternative income to an 11% long-term return, net of offsets. 12

$3 $9 $4 $12 $13 $18 $28 $37 $48 3 3 5 6 7 7 8 9 21 1 4 1 2 4 6 2 6 2 3 6 6 14 11 3 1 8 12 10 Retail Annuities Flow Reinsurance Pension Group Annuities Funding Agreements 2014 2015 2016 2017 2018 2019 2020 2021 2022 ~16x • Gross organic inflows reached an annual record of $48 billion in 2022, including $11 billion of inflows in the fourth quarter • Robust inflows have been driven by the strength of Athene's diversified organic channels, which maintain leading market share positions within the retirement services landscape Inflow Highlights: Retail: Record annual inflows driven by three consecutive quarters of record annuity sales, driven by strong demand for high-yielding products with principal protection and ongoing distribution expansion Flow Reinsurance: Robust full year volume including a strong fourth quarter, supported by record retail annuity issuance across the industry in 2022 Pension Group Annuities: Executed 10 transactions in 2022, weighted towards the second and third quarters, as corporate pension plan sponsors took advantage of favorable funded status Funding Agreements1: Solid issuance on a full year basis despite challenging market conditions for most of 2022 ($ in billions) 1. Funding agreements are comprised of funding agreements issued under funding agreement backed notes (“FABN”) and funding agreement backed repurchase agreements (“FABR”) programs, funding agreements issued to the Federal Home Loan Bank (“FHLB”) and long term repurchase agreements. 13 Retirement Services: Athene Inflows

Spread Related Earnings — Normalized1 ($mn) Net Investment Spread — Normalized2 4.22% 2.42% 1.83% Investment Yield - Normalized Cost of Funds - Normalized Net Investment Spread - Normalized 2014 2015 2016 2017 2018 2019 2020 2021 2022 4Q'22 0% 1% 2% 3% 4% 5% ~90% correlation between as-reported SRE and FRE ~95% correlation between normalized SRE and FRE Retirement Services SRE is Predictable and Sustainable Through the Cycle 1. For periods prior to 2022, SRE represents Athene’s historically reported adjusted operating income available to common shareholders excluding the change in fair value of AOG units, equity based compensation related to Athene’s long-term incentive plan, and operating income tax. Normalized SRE excludes notable items and normalizes alternative income to an 11% long-term return, net of offsets. 2. Normalized net investment spread excludes notable items and normalizes alternative income to an 11% long-term return, net of offsets. 14 $879 $893 $961 $1,061 $1,380 $1,463 $1,367 $1,848 $2,332 FRE Normalized SRE 2014 2015 2016 2017 2018 2019 2020 2021 2022

1.24% 0.47% (0.30)% (0.01)% 1.40% 3Q'22 4Q'22 1.20% 0.49% 0.12% (0.50)% (0.01)% 1.30% 3Q'22 4Q'22 Investment Portfolio Highlights Retirement Services Net Spread Bridge (QoQ) Normalized Retirement Services Net Spread Bridge (QoQ) • 96% of Athene’s fixed income portfolio1 is invested in investment grade assets • 20% or $39 billion of Athene’s portfolio2 is invested in floating rate assets, 13% or $25 billion net of floating rate liabilities3 • Apollo Asset Management aims to generate 30 to 40 basis points of asset outperformance across Athene's portfolio • Target asset classes which generate illiquidity or structuring premium such as CLOs and ABS, not incremental credit risk • Focus on directly originated, senior secured loans where control of origination results in better risk-adjusted return • Historical annual credit losses across total portfolio of only 7 basis points over the past five years compared to 12 basis points for the industry4 Higher floating rate income and new money yields Higher cost of funds on floating rate liabilities and new business/ financing costs Higher floating rate income and new money yields Higher cost of funds on floating rate liabilities and new business/ financing costs Operating Expenses Retirement Services: Portfolio & Spread Highlights 1. As of December 31, 2022, 96% of $112 billion of available for sale securities designated NAIC 1 or 2. 2. Defined as Athene's net invested assets, which totaled $196 billion, as of December 31, 2022. 3. Floating rate liabilities at notional were ~$14 billion, or ~7% of Athene's net invested assets, as of December 31, 2022. 4. Represents U.S. statutory impairments per SNL Financial as of December 31, 2021 (2017 - 2021). Industry average includes AEL, AIG, AMP, BHF, EQH, FG, LNC, MET, PFG, PRU, VOYA and Transamerica. For Athene, U.S. statutory data adjusted to include impairments and assets in Bermuda. 15 Operating expenses Alts return

Downside Protection ConstructionHighly Diversified and Strategic • Investing strategies spanning yield, hybrid, and equity supported by 700+ investment professionals • Recurring fund series with global investor bases • Significant alignment with GP and highly diversified Apollo & Other Fund Investments Direct Investments in Origination & Other Ret. Services Businesses • Leading, competitively positioned businesses in focus markets • Direct, high-yielding, stable investments • Asset Originators: MidCap, Wheels Donlen, Foundation Home Loans, Redding Ridge, Aqua Finance, among others • Strategic Investments: Athora, Venerable, Challenger, FWD, among others • Enduring conviction with strategic long-term hold periods Athene’s alternative investment portfolio is constructed to produce a risk / reward outcome that is non-binary and less volatile than “pure equity” exposure • Athene’s $12.1 billion alternatives portfolio accounts for 6% of net invested assets • Nearly 90% of Athene's alternative investments are valued without a lag • Growth of alternative investments with overall portfolio growth provides dry powder to seed and co-invest in Apollo-managed funds, continue building Apollo's front-end origination ecosystem, and strategically invest in the retirement services marketplace O t h e r Equity Hybrid Yield 48% Apollo and Other Fund Investments Strategic Origination Platforms Strategic Retirement Services Platforms 8% Traditional PE Alts Portfolio Composition 19% 22% 7% Retirement Services: Alternative Investment Portfolio Spotlight Note: Yield, Hybrid, and Equity buckets include 3rd party investments. 1. Other includes CLO equities, royalties and cash. 16 30% 20% 2% Other1

10% 9% 9% 6% 4% 14% 9% 11% -3% 19% 20% 39% 17% 16% 16% 17% 6% 8% 11% -5% 12% 29% -56% 52% 15% 5% 34% -80% 80% 34% 47% 23% 33% 1% 43% -20% -66% -21% 28% Athene Alts Return (Annualized) S&P 500 Return (Annualized) 1Q '18 2Q '18 3Q '18 4Q '18 1Q '19 2Q '19 3Q '19 4Q '19 1Q '20 2Q '20 3Q '20 4Q '20 1Q '21 2Q '21 3Q '21 4Q '21 1Q '22 2Q '22 3Q '22 4Q '22 Normalizing Alternative Portfolio Returns is Appropriate Historical Returns Have Been Less Volatile than the Equity Market • Over the past 10 years, Athene’s alternative investment portfolio has returned ~12% annually, on average • More recently, Athene’s alternative portfolio has returned more than 13% over the trailing 3-year period • Apollo's approach to normalizing SRE utilizing an 11% annual return is conservative based on these historical results 13.3% 11.6% 11.8% 10.4% Historical Alt Investment Performance2 Trailing 3-Yr Avg Trailing 5-Yr Avg Long-Term Avg 2022 2020 - 2022 2018 - 2022 2013 - 2022 vs. 11% Normalized Return Standard Deviation Sharpe Ratio Athene Alts 5% 2.3 S&P 500 21% 0.4 Reference: Preqin PE Index1 10% 1.5 2 1. Preqin PE Index presented as of September 30, 2022. 2. Alternatives performance is presented net of investment management fees and quarterly results are annualized. 17 Retirement Services: Historical Alternative Investment Returns -7%

• Realized performance fees of $224 million moderated year-over-year as equity market volatility delayed monetization activity from two flagship private equity funds (Fund VIII & IX) • PII compensation ratio of 63% for the year ended December 31, 2022, in line with previously communicated long-term average expected level of 60-70%1 ($ in millions, except per share amounts) 4Q'21 3Q'22 4Q'22 % Change vs. 4Q'21 FY'21 FY'22 % Change vs. FY'21 Realized performance fees $405.5 $92.9 $224.3 (44.7)% $1,589.1 $595.3 (62.5)% Realized investment income 39.7 61.4 5.4 (86.4)% 437.3 330.1 (24.5)% Realized principal investing compensation (245.1) (90.3) (183.8) (25.0)% (876.4) (585.1) (33.2)% Other operating expenses (8.3) (13.9) (18.2) 119.3% (42.4) (55.8) 31.6% Principal Investing Income $191.8 $50.1 $27.7 (85.6)% $1,107.6 $284.5 (74.3)% PII Per Share2 $0.42 $0.08 $0.05 NM $2.50 $0.47 NM PII Compensation Ratio 55.1% 58.5% 80.0% 43.2% 63.2% Principal Investing Segment 18 1. Long-term average expected PII compensation ratio level of 60-70% is illustrative, based on a variety of assumptions and subject to certain risks and uncertainties. Actual results may differ materially. 2. Per share amounts for principal investing income on this page may not be comparable to periods prior to the closing of the merger with Athene on January 1, 2022.

$61 $43 $76 Yield Hybrid Equity • Performance Fee-Generating AUM of $94 billion increased slightly year-over-year driven by positive investment performance in equity strategies, partially offset by lower returns in certain hybrid fund strategies due to weaker credit markets • Dry powder was $51 billion as of year-end, including $38 billion of dry powder with future management fee potential Performance Fee-Eligible AUM ($bn) Performance Fee-Generating AUM ($bn) Dry Powder ($bn) $40 $12 $42 Yield Hybrid Equity $12 $12 $28 Yield Hybrid Equity $51bn $94bn$180bn Note: Dry Powder includes capital available for investment included within performance fee-eligible AUM as well as capital available for investment which does not earn any performance fees. Performance Fee AUM and Dry Powder 19

Investment Performance Highlights Net Accrued Performance Fee Receivable2 (QoQ) Appreciation / gross returns 4Q'22 FY'22 Yield Corporate Credit1 2.6% (1.3)% Structured Credit 2.0% (3.9)% Direct Origination 2.9% 13.9% Hybrid Hybrid Value 3.9% 8.2% Credit Strategies and Accord 1.5% 0.2% Equity Flagship Private Equity 5.4% 7.7% European Principal Finance (5.8)% 2.5% $1.92 +$0.51 $(0.13) $2.30 Net unrealized performance fees/other3 3Q'22 Net realized performance fees Note: All per share figures calculated using Adjusted Net Income Shares Outstanding. 1. CLOs are included within corporate credit. The 4Q'22 and FY'22 gross returns for CLOs were 3.4% and (1.0)%, respectively. CLO returns are calculated based on gross return on assets and exclude performance related to Redding Ridge. 2. Net Accrued Performance Fee Receivable represents the sum of performance allocations and incentive fees receivable, less profit sharing payable as reported on the consolidated statements of financial condition, and includes certain eliminations related to investments in consolidated funds and VIEs and other adjustments. 3. Net unrealized performance fees/other includes (i) unrealized performance fees, net of unrealized profit sharing expense and (ii) certain transaction related charges, and excludes general partner obligations to return previously distributed performance fees. 4Q'22 $1,154 $303 $(77) $1,380 ($ in millions, except per share amounts) Investment Performance Highlights and Net Accrued Performance Fees 20

• Deployed $178 million of capital in the fourth quarter and $773 million in 2022 for total share repurchases, including $124 million and $319 million, respectively, for opportunistic share repurchases above repurchases to offset dilution from share issuances under equity incentive plans • Apollo intends to distribute an annual dividend of $1.72 per share of common stock, up 7.5% from $1.60 per share in 2022, commencing with the first quarter 2023 dividend1 • Through the combination of opportunistic share repurchases and dividends paid, Apollo returned a total of $1.3 billion of capital to shareholders in 2022 while strategically deploying $357 million of capital to invest in the future growth of the business HoldCo & Asset Management Summary Balance Sheet Highlights2 Financial Strength Ratings ($ in millions, except per share amounts) 3Q'22 4Q'22 Cash and cash equivalents $1,119 $1,200 U.S. Treasury securities, at fair value 1,025 709 Investments 2,195 2,282 Net accrued performance fees receivable3 1,154 1,380 Net clawback payable4 (23) (34) Debt (2,810) (2,814) Preferred stock5 (554) (554) Net Balance Sheet Value $2,106 $2,169 Net Balance Sheet Value per share $3.51 $3.62 Net Balance Sheet Value / AUM 0.40% 0.40% Adjusted Net Income Shares Outstanding 600 599 A / A2 / A- Apollo Asset Management rated by Fitch, Moody's, S&P A+ / A+ / A1 / A Athene6 rated by Fitch, S&P, Moody's, AM Best 1. The declaration and payment of any dividends are at the sole discretion of the Apollo Global Management, Inc. board of directors, which may change the dividend policy at any time, including, without limitation to, to eliminate the dividend entirely. 2. Amounts presented are for Apollo Global Management, Inc. and consolidated subsidiaries, and excludes consolidated VIEs and SPACs. 3. Net accrued performance fees receivable excludes profit sharing expected to be settled in the form of equity-based awards. 4. Net clawback payable includes general partner obligations to return previously distributed performance fees offset by clawbacks from certain employees and former employees for the potential return of profit sharing distributions. 5. Preferred stock refers to the 6.375% Series A preferred stock and 6.375% Series B preferred stock of Apollo Asset Management, Inc. 6. For Athene, represents financial strength ratings of Athene's primary insurance subsidiaries. Capital Strength 21

Supplemental Details

($ in millions) Yield3 Hybrid Equity Total Beginning Balance $372,632 $56,738 $93,922 $523,292 Inflows 21,322 1,693 4,879 27,894 Outflows2 (8,074) (477) (758) (9,309) Net Flows 13,248 1,216 4,121 18,585 Realizations (444) (2,306) (2,421) (5,171) Market Activity 7,030 762 3,149 10,941 Ending Balance $392,466 $56,410 $98,771 $547,647 Three Months Ended December 31, 2022 ($ in millions) Yield3 Hybrid Equity Total Beginning Balance $360,289 $52,772 $84,491 $497,552 Inflows 93,676 10,982 23,617 128,275 Outflows2 (38,132) (1,487) (859) (40,478) Net Flows 55,544 9,495 22,758 87,797 Realizations (8,625) (6,554) (11,447) (26,626) Market Activity (14,742) 697 2,969 (11,076) Ending Balance $392,466 $56,410 $98,771 $547,647 Twelve Months Ended December 31, 2022 ($ in millions) Yield3 Hybrid Equity Total Beginning Balance $323,939 $26,158 $44,123 $394,220 Inflows 16,998 1,248 13,495 31,741 Outflows2 (8,373) (1,376) (9,579) (19,328) Net Flows 8,625 (128) 3,916 12,413 Realizations (307) (541) (1,110) (1,958) Market Activity 6,564 624 224 7,412 Ending Balance $338,821 $26,113 $47,153 $412,087 Three Months Ended December 31, 2022 ($ in millions) Yield3 Hybrid Equity Total Beginning Balance $307,306 $21,845 $39,950 $369,101 Inflows 81,797 9,497 19,757 111,051 Outflows2 (36,564) (3,563) (10,215) (50,342) Net Flows 45,233 5,934 9,542 60,709 Realizations (1,300) (1,869) (2,211) (5,380) Market Activity (12,418) 203 (128) (12,343) Ending Balance $338,821 $26,113 $47,153 $412,087 Twelve Months Ended December 31, 2022 Fee-Generating AUM Rollforward1 Total AUM Rollforward1 1. Inflows at the individual strategy level represent subscriptions, commitments, and other increases in available capital, such as acquisitions or leverage, net of inter-strategy transfers. Outflows represent redemptions and other decreases in available capital. Realizations represent fund distributions of realized proceeds. Market activity represents gains (losses), the impact of foreign exchange rate fluctuations and other income. 2. Included in the 4Q'22 outflows for Total AUM and FGAUM are $2.0 billion and $1.8 billion of redemptions, respectively. Included in the FY'22 outflows for Total AUM and FGAUM are $4.4 billion and $3.5 billion of redemptions, respectively. 3. As of 4Q'22, Yield AUM includes $27.0 billion of CLOs, $7.6 billion of which Apollo earns fees based on gross assets and $19.4 billion of which relates to Redding Ridge, from which Apollo earns fees based on net asset value. AUM Rollforward 23

($ in millions) Three Months Ended December 31, 2022 FY'22 Flows by Channel Retail $7,662 $20,407 Flow reinsurance 1,856 6,186 Funding agreements1 1,000 10,039 Pension group annuities 772 11,218 Gross organic inflows2 11,290 47,850 Gross inorganic inflows3 — — Total gross inflows 11,290 47,850 Gross outflows4 (11,064) (27,872) Net flows $226 $19,978 Flows attributable to Athene vs. ADIP Inflows attributable to Athene $10,022 $39,244 Inflows attributable to ADIP 1,268 8,606 Total gross inflows 11,290 47,850 Outflows attributable to Athene (9,787) (23,724) Outflows attributable to ADIP (1,277) (4,148) Total gross outflows $(11,064) $(27,872) ($ in millions) As of and for the Three Months Ended December 31, 2022 Invested Assets Gross invested assets $238,310 Invested assets attributable to ADIP (41,859) Net invested assets5 196,451 Average net invested assets 195,804 Average net invested assets – Fixed Income 183,597 Average net invested assets – Alternatives 12,207 24 Note: Flows attributable to ADIP are the proportionate share of flows associated with the noncontrolling interest. Footnotes 1-4 can be found in the end notes on page 39. 5. Net invested assets are a component of Apollo’s total AUM reported under the Asset Management segment and should not be viewed as additive to total AUM disclosed previously. Refer to reconciliation of GAAP to Non-GAAP measures pages 30 to 34 for additional reconciliation to Athene’s presentation of non-GAAP measures. 6. Maturity-driven, contractual based outflows include defined/expected maturities from funding agreements and pension group annuity blocks, the amounts of which may vary on a quarterly basis, based on the timing of original issuance. 7. Includes full surrenders, partial withdrawals and other for retail, flow reinsurance and inorganic run-off. 8. Outflow rate is calculated as outflows divided by Athene average net invested assets for the respective period, on an annualized basis. ($ in millions) Three Months Ended December 31, 2022 FY'22 Outflows attributable to Athene by type Maturity-driven, contractual based outflows6 $(653) $(4,908) Policyholder-driven withdrawals7 (4,272) (13,954) Core outflows (4,925) (18,862) Strategic reinsurance transaction (4,862) (4,862) Outflows attributable to Athene $(9,787) $(23,724) Annualized rate8 Maturity-driven, contractual based outflows6 (1.4)% (2.6)% Policyholder-driven withdrawals7 (8.7)% (7.4)% Core outflows (10.1)% (10.0)% Strategic reinsurance transaction (9.9)% (2.6)% Outflows attributable to Athene (20.0)% (12.6)% Retirement Services Flows & Invested Assets • Strategic capital sidecar (ADIP) allows Athene to grow in a highly capital efficient manner and supported nearly 20% of Athene's record organic inflows in 2022 • Gross outflows in the fourth quarter included a $4.9 billion strategic reinsurance transaction with Catalina Holdings

Share Reconciliation 1Q'22 2Q'22 3Q'22 4Q'22 Total GAAP Common Stock Outstanding 570,353,554 571,028,097 572,670,634 570,276,188 Non-GAAP Adjustments: Vested RSUs 15,624,235 15,393,631 13,492,457 15,656,775 Unvested RSUs Eligible for Dividend Equivalents 14,386,357 14,097,587 14,181,682 12,827,921 Adjusted Net Income Shares Outstanding 600,364,146 600,519,315 600,344,773 598,760,884 1. Shares issued for acquisition represents the issuance of common stock in connection with the acquisition of Griffin's U.S. wealth distribution business and Griffin's two retail interval funds in 2022. 2. Since January 1, 2022, the Company in its discretion has elected to repurchase 0.8 million shares of common stock for $47.3 million, to prevent dilution that would have resulted from the issuance of shares granted in connection with certain profit sharing arrangements. These repurchases are separate from the repurchase plan described in footnote 4 and accordingly are not reflected in the above share repurchase activity table. 3. Average cost reflects total capital used for share repurchases to date divided by the number of shares purchased. 4. Pursuant to a share repurchase program that was publicly announced on January 3, 2022, the Company is authorized to repurchase (i) up to an aggregate of $1.5 billion of shares of its common stock in order to opportunistically reduce its share count and (ii) up to an aggregate of $1.0 billion of shares of its common stock in order to offset the dilutive impact of share issuances under its equity incentive plans. The share repurchase program may be used to repurchase outstanding shares of common stock as well as to reduce shares that otherwise would have been issued to participants under the Company’s equity incentive plans in order to satisfy associated tax obligations. Share Activity 1Q'22 2Q'22 3Q'22 4Q'22 Shares Issued to Employees 2,493,268 473,168 536,414 263,816 Shares Issued for Acquisition1 337,610 3,904,952 — 1,068 Shares Repurchased2 # of Shares 5,048,931 4,282,795 730,058 2,809,255 Average Cost3 $64.45 $52.95 $58.24 $63.35 Capital Utilized $325.4 million $226.8 million $42.5 million $178.0 million Share Repurchase Plan Authorization Remaining4 $2.17 billion $1.95 billion $1.91 billion $1.73 billion Sharecount Reconciliation 25

Reconciliations and Disclosures

(in millions, except IRR) Vintage Year Total AUM Committed Capital Total Invested Capital Realized Value Remaining Cost Unrealized Value Total Value Gross IRR Net IRR Equity: Fund IX 2018 $ 32,524 $ 24,729 $ 19,462 $ 7,983 $ 15,165 $ 23,150 $ 31,133 38% 25 % Fund VIII 2013 10,864 18,377 16,437 21,020 5,322 7,792 28,812 15 11 Fund VII 2008 409 14,677 16,461 34,209 16 75 34,284 33 25 Fund VI 2006 365 10,136 12,457 21,136 405 — 21,136 12 9 Fund V 2001 62 3,742 5,192 12,724 120 — 12,724 61 44 Fund I, II, III, IV & MIA4 Various 11 7,320 8,753 17,400 — — 17,400 39 26 Traditional Private Equity Funds5 $ 44,235 $ 78,981 $ 78,762 $ 114,472 $ 21,028 $ 31,017 $ 145,489 39 24 EPF IV1 N/A 2,090 2,076 445 1 445 476 477 NM2 NM2 EPF III 2017 4,267 4,444 4,759 3,359 2,239 3,026 6,385 16 9 Total Equity $ 50,592 $ 85,501 $ 83,966 $ 117,832 $ 23,712 $ 34,519 $ 152,351 Hybrid: AIOF II 2021 $ 2,563 $ 2,542 $ 1,214 $ 296 $ 1,074 $ 1,188 $ 1,484 24% 20 % AIOF I 2018 443 897 802 1,031 200 238 1,269 24 19 HVF II 2022 4,530 4,592 1,789 10 1,779 1,758 1,768 NM2 NM2 HVF I 2019 3,616 3,238 3,601 3,320 1,584 1,865 5,185 24 19 Accord V3 2022 1,975 1,922 1,423 577 846 811 1,388 NM2 NM2 Accord I, II, III, III B & IV3 Various — 6,070 4,765 5,137 — — 5,137 22 17 Accord+ 2021 2,866 2,370 2,775 945 1,872 1,845 2,790 NM2 NM2 Total Hybrid $ 15,993 $ 21,631 $ 16,369 $ 11,316 $ 7,355 $ 7,705 $ 19,021 Investment Record as of December 31, 2022 27 1. Vintage Year is not yet applicable as the fund has not had its final closing. 2. Data has not been presented as the fund’s effective date is less than 24 months prior to the period indicated and such information was deemed not meaningful. 3. Accord funds have investment periods shorter than 24 months, therefore Gross and Net IRR are presented after 12 months of investing. 4. The general partners and managers of Funds I, II and MIA, as well as the general partner of Fund III, were excluded assets in connection with the reorganization of the Company that occurred in 2007. As a result, Apollo did not receive the economics associated with these entities. The investment performance of these funds, combined with Fund IV, is presented to illustrate fund performance associated with Apollo’s investment professionals. 5. Total IRR is calculated based on total cash flows for all funds presented.

($ in millions, except share amounts) 4Q'21 4Q'22 Assets Asset Management Cash and cash equivalents $917 $1,201 Restricted cash and cash equivalents 708 1,048 Investments 11,354 5,582 Assets of consolidated variable interest entities Cash and cash equivalents 463 110 Investments 14,737 2,369 Other assets 252 30 Due from related parties 490 465 Goodwill 117 264 Other assets 1,464 2,333 Retirement Services Cash and cash equivalents — 7,779 Restricted cash and cash equivalents — 628 Investments — 172,488 Investments in related parties — 23,960 Assets of consolidated variable interest entities Cash and cash equivalents — 362 Investments — 15,699 Other assets — 112 Reinsurance recoverable — 4,367 Deferred acquisition costs, deferred sales inducements and value of business acquired — 5,576 Goodwill — 4,058 Other assets — 10,902 Total Assets $30,502 $259,333 GAAP Balance Sheet (Unaudited) 28

($ in millions, except share amounts) 4Q'21 4Q'22 Liabilities Asset Management Accounts payable, accrued expenses, and other liabilities $2,847 $2,975 Due to related parties 1,222 998 Debt 3,134 2,814 Liabilities of consolidated variable interest entities Debt, at fair value 7,943 — Notes payable 2,611 50 Other liabilities 781 1,899 Retirement Services Interest sensitive contract liabilities — 173,653 Future policy benefits — 55,328 Debt — 3,658 Payables for collateral on derivatives and securities to repurchase — 6,707 Other liabilities — 3,213 Liabilities of consolidated variable interest entities Other liabilities — 809 Total Liabilities 18,538 252,104 Redeemable non-controlling interests Redeemable non-controlling interests 1,770 1,032 Equity Series A&B Preferred Stock 554 — Common Stock, $0.00001 par value, 90,000,000,000 shares authorized, 570,276,188 shares issued and outstanding as of December 31, 2022 — — Additional paid in capital 2,096 14,982 Retained earnings (accumulated deficit) 1,144 (2,259) Accumulated other comprehensive income (loss) (5) (12,326) Total Apollo Global Management Inc. Stockholders' Equity 3,789 397 Non-controlling interests 6,405 5,800 Total Equity 10,194 6,197 Total Liabilities, Redeemable non-controlling interests and Equity $30,502 $259,333 GAAP Balance Sheet (Unaudited) - Cont'd 29

($ in millions) 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 FY'21 FY'22 GAAP Net income (loss) attributable to Apollo Global Management, Inc. Common Stockholders $234 $(870) $(2,051) $(876) $584 $1,802 $(3,213) Preferred dividends 10 — — — — 37 — Net income (loss) attributable to non-controlling interests 368 (660) (951) (298) 376 2,428 (1,533) GAAP Net income (loss) $612 $(1,530) $(3,002) $(1,174) $960 $4,267 $(4,746) Income tax provision (benefit) 96 (608) (487) (185) 211 594 (1,069) GAAP Income (loss) before Income tax provision (benefit) $708 $(2,138) $(3,489) $(1,359) $1,171 $4,861 $(5,815) Asset Management Adjustments: Equity-based profit sharing expense and other1 52 97 67 55 57 146 276 Equity-based compensation 25 56 37 46 46 80 185 Preferred dividends (10) — — — — (37) — Transaction-related charges2 8 (1) — (5) (36) 35 (42) Merger-related transaction and integration costs3 28 18 18 14 20 67 70 (Gains) losses from changes in tax receivable agreement liability (8) 14 — — 12 (10) 26 Net (income) loss attributable to non-controlling interests in consolidated entities (118) 651 903 328 (396) (418) 1,486 Unrealized performance fees (54) (445) 488 66 (111) (1,465) (2) Unrealized profit sharing expense 3 191 (188) (19) 36 649 20 One-time equity-based compensation charges4 949 — — — — 949 — HoldCo interest and other financing costs 42 39 35 29 19 170 122 Unrealized principal investment (income) loss (68) 82 (72) 128 38 (222) 176 Unrealized net (gains) losses from investment activities and other (1,040) (18) (105) (15) (10) (2,431) (148) Retirement Services Adjustments: Investment (gains) losses, net of offsets — 2,494 2,682 1,737 111 — 7,024 Non-operating change in insurance liabilities and related derivatives, net of offsets — 81 381 (64) 56 — 454 Integration, restructuring and other non-operating expenses — 34 33 37 29 — 133 Equity-based compensation expense — 12 13 15 16 — 56 Adjusted Segment Income $517 $1,167 $803 $993 $1,058 $2,374 $4,021 HoldCo interest and other financing costs (42) (39) (35) (29) (19) (170) (122) Taxes and related payables 8 (213) (202) (163) (186) (172) (764) Adjusted Net Income $483 $915 $566 $801 $853 $2,032 $3,135 Normalization of alternative investment income to 11%, net of offsets — (143) 128 79 13 — 77 Other notable items — (39) (35) (59) 35 — (72) Tax impact of normalization and other notable items — 38 (19) (5) (10) — (1) Adjusted Net Income - Normalized $483 $771 $640 $816 $891 $2,032 $3,139 1. Equity-based profit sharing expense and other includes certain profit sharing arrangements in which a portion of performance fees distributed to the general partner are required to be used by employees of Apollo to purchase restricted shares of common stock or is delivered in the form of RSUs, which are granted under the Equity Plan. Equity-based profit sharing expense and other also includes performance grants which are tied to the Company’s receipt of performance fees, within prescribed periods, sufficient to cover the associated equity-based compensation expense. 2. Transaction-related charges include contingent consideration, equity-based compensation charges and the amortization of intangible assets and certain other charges associated with acquisitions, and restructuring charges. 3. Merger-related transaction and integration costs includes advisory services, technology integration, equity-based compensation charges and other costs associated with the Company’s merger with Athene. 4. Includes one-time equity-based compensation expense and associated taxes related to the Company’s compensation structure reset. Reconciliation of GAAP to Non-GAAP Financial Measures 30

Year ended December 31, ($ in millions) 2014 2015 2016 2017 2018 2019 2020 2021 GAAP Net income (loss) attributable to Apollo Global Management, Inc. Common Stockholders $168 $134 $403 $616 $(42) $807 $120 $1,802 Preferred dividends — — — 14 32 37 37 37 Net income (loss) attributable to non-controlling interests 562 216 567 814 29 693 310 2,428 GAAP Net income (loss) $730 $350 $970 $1,444 $19 $1,537 $467 $4,267 Income tax provision (benefit) 147 27 91 326 86 (129) 86 594 GAAP Income (loss) before Income tax provision (benefit) $877 $377 $1,061 $1,770 $105 $1,408 $553 $4,861 Equity-based profit sharing expense and other1 — 1 3 7 91 96 129 146 Equity-based compensation 105 62 63 65 68 71 68 80 Preferred dividends — — — (14) (32) (37) (37) (37) Transaction-related charges2 34 39 55 17 (6) 49 39 35 Merger-related transaction and integration costs3 — — — — — — — 67 Charges associated with corporate conversion — — — — — 22 4 — (Gains) losses from changes in tax receivable agreement liability (32) — (3) (200) (35) 50 (12) (10) Net (income) loss attributable to non-controlling interests in consolidated entities (157) (21) (6) (9) (32) (31) (118) (418) Unrealized performance fees 1,348 358 (511) (689) 783 (435) (35) (1,465) Unrealized profit sharing expense (517) (137) 180 226 (275) 208 33 649 One-time equity-based compensation charges4 — — — — — — — 949 HoldCo interest and other financing costs 19 27 39 59 69 98 154 170 Unrealized principal investment (income) loss 22 13 (65) (95) 62 (88) (62) (222) Unrealized net (gains) losses from investment activities and other (260) (79) (139) (95) 193 (135) 421 (2,431) Adjusted Segment Income $1,439 $640 $677 $1,042 $991 $1,276 $1,137 $2,374 HoldCo interest and other financing costs (19) (27) (39) (59) (69) (98) (154) (170) Taxes and related payables (74) (10) (10) (26) (44) (62) (90) (172) Adjusted Net Income $1,346 $603 $628 $957 $878 $1,116 $893 $2,032 Reconciliation of GAAP to Non-GAAP Financial Measures - cont'd 31 1. Equity-based profit sharing expense and other includes certain profit sharing arrangements in which a portion of performance fees distributed to the general partner are required to be used by employees of Apollo to purchase restricted shares of common stock or is delivered in the form of RSUs, which are granted under the Equity Plan. Equity-based profit sharing expense and other also includes performance grants which are tied to the Company’s receipt of performance fees, within prescribed periods, sufficient to cover the associated equity-based compensation expense. 2. Transaction-related charges include contingent consideration, equity-based compensation charges and the amortization of intangible assets and certain other charges associated with acquisitions, and restructuring charges. 3. Merger-related transaction and integration costs includes advisory services, technology integration, equity-based compensation charges and other costs associated with the Company’s merger with Athene. 4. Includes one-time equity-based compensation expense and associated taxes related to the Company’s compensation structure reset.

($ in millions) 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 FY'21 FY'22 Total Consolidated Revenues (GAAP) $ 1,195 $ 875 $ 2,272 $ 2,979 $ 4,842 $ 5,951 $ 10,968 Retirement services GAAP revenue — 234 (1,980) (2,502) (3,951) — (8,199) Equity awards granted by unconsolidated related parties, reimbursable expenses and other (53) (40) (39) (37) (66) (137) (182) Adjustments related to consolidated funds and VIEs 38 76 (5) (2) 5 146 74 Performance fees (459) (571) 336 (27) (336) (3,055) (598) Principal investment income (123) (172) (129) 68 26 (672) (207) Retirement services management fees — 182 181 192 209 — 764 Total Asset Management Fee Related Revenue $ 598 $ 584 $ 636 $ 671 $ 729 $ 2,233 $ 2,620 Share Reconciliation 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 Total GAAP Common Stock Outstanding 248,896,649 570,353,554 571,028,097 572,670,634 570,276,188 Non-GAAP Adjustments: Participating Apollo Operating Group Units 184,787,638 — — — — Vested RSUs 17,700,688 15,624,235 15,393,631 13,492,457 15,656,775 Unvested RSUs Eligible for Dividend Equivalents 9,809,245 14,386,357 14,097,587 14,181,682 12,827,921 ANI Shares Outstanding 461,194,220 600,364,146 600,519,315 600,344,773 598,760,884 Reconciliation of GAAP to Non-GAAP Financial Measures - cont'd 32

Year ended December 31, ($ in millions) 2014 2015 2016 2017 2018 2019 2020 2021 Net income available to Athene Holding Ltd. common shareholders $ 471 $ 579 $ 773 $ 1,358 $ 1,053 $ 2,136 $ 1,446 $ 3,718 Preferred stock dividends — — — — — 36 95 141 Net income (loss) attributable to noncontrolling interest 15 16 — — — 13 380 (59) Net income $ 486 $ 595 $ 773 $ 1,358 $ 1,053 $ 2,185 $ 1,921 $ 3,800 Income tax expense (benefit) 53 — (61) 106 122 117 285 386 Income before income tax $ 539 $ 595 $ 712 $ 1,464 $ 1,175 $ 2,302 $ 2,206 $ 4,186 Realized gains on sale of Available For Sale securities 199 83 77 137 13 125 27 545 Unrealized, allowances and other investment gains (losses) 2 (30) (56) (7) (18) (4) 73 1,053 Change in fair value of reinsurance assets (1) (75) 68 152 (402) 1,411 792 (629) Offsets to investment gains (losses) (48) (34) (42) (83) 133 (538) (159) 55 Investment gains (losses), net of offsets 152 (56) 47 199 (274) 994 733 1,024 Non-operating change in insurance liabilities and related derivatives, net of offsets (28) (30) 67 230 242 (65) (235) 692 Integration, restructuring and other non-operating expenses (279) (58) (22) (68) (22) (70) (10) (124) Stock compensation expense (148) (67) (84) (45) (26) (27) (25) (38) Preferred stock dividends — — — — — 36 95 141 Noncontrolling interests - pre-tax income (loss) 15 16 — — — 13 393 (18) Less: Total adjustments to income before income taxes (288) (195) 8 316 (80) 881 951 1,677 Spread related earnings $ 827 $ 790 $ 704 $ 1,148 $ 1,255 $ 1,421 $ 1,255 $ 2,509 Normalization of alternative investment income to 11% 52 127 99 59 91 37 152 (609) Other notable items — (24) 158 (146) 34 5 (40) (52) Normalized spread related earnings $ 879 $ 893 $ 961 $ 1,061 $ 1,380 $ 1,463 $ 1,367 $ 1,848 Reconciliation of GAAP to Non-GAAP Financial Measures - cont'd 33

($ in millions) 4Q'22 Investment funds, including related parties and VIEs $ 14,128 Equity securities 509 CLO and ABS equities included in trading securities 225 Investment funds within funds withheld at interest 1,126 Royalties and other assets included in other investments 15 Net assets of the VIE, excluding investment funds (2,041) Unrealized (gains) losses 44 ACRA noncontrolling interest (1,836) Other assets (91) Total adjustments to arrive at net alternative investments (2,049) Net alternative investments $ 12,079 ($ in millions) 4Q'22 Total investments, including related parties $ 196,448 Derivative assets (3,309) Cash and cash equivalents (including restricted cash) 8,407 Accrued investment income 1,328 Net receivable (payable) for collateral on derivatives (1,486) Reinsurance funds withheld and modified coinsurance 1,423 VIE and VOE assets, liabilities and noncontrolling interest 12,747 Unrealized (gains) losses 22,284 Ceded policy loans (179) Net investment receivables (payables) 186 Allowance for credit losses 471 Other investments (10) Total adjustments to arrive at gross invested assets 41,862 Gross invested assets $ 238,310 ACRA noncontrolling interest (41,859) Net invested assets $ 196,451 Reconciliation of GAAP to Non-GAAP Financial Measures - cont'd 34

Apollo discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“Non-GAAP”): • “Adjusted Segment Income”, or “ASI”, is the key performance measure used by management in evaluating the performance of the asset management, retirement services, and principal investing segments. Management uses Adjusted Segment Income to make key operating decisions such as the following: ▪ decisions related to the allocation of resources such as staffing decisions including hiring and locations for deployment of the new hires; ▪ decisions related to capital deployment such as providing capital to facilitate growth for the business and/or to facilitate expansion into new businesses; ▪ decisions related to expenses, such as determining annual discretionary bonuses and equity-based compensation awards to its employees. With respect to compensation, management seeks to align the interests of certain professionals and selected other individuals with those of the investors in the funds and those of Apollo’s stockholders by providing such individuals a profit sharing interest in the performance fees earned in relation to the funds. To achieve that objective, a certain amount of compensation is based on Apollo’s performance and growth for the year; and ▪ decisions related to the amount of earnings available for dividends to Common Stockholders and holders of RSUs that participate in dividends. Adjusted Segment Income is the sum of (i) Fee Related Earnings, (ii) Spread Related Earnings, and (iii) Principal Investing Income. Adjusted Segment Income excludes the effects of the consolidation of any of the related funds and SPACs, HoldCo interest and other financing costs not attributable to any specific segment, Taxes and Related Payables, transaction-related charges and any acquisitions. Transaction-related charges includes equity-based compensation charges, the amortization of intangible assets, contingent consideration, and certain other charges associated with acquisitions, and restructuring charges. In addition, Adjusted Segment Income excludes non-cash revenue and expense related to equity awards granted by unconsolidated related parties to employees of the Company, compensation and administrative related expense reimbursements, as well as the assets, liabilities and operating results of the funds and VIEs that are included in the consolidated financial statements. • “Adjusted Net Income” or “ANI” represents Adjusted Segment Income less HoldCo interest and other financing costs and estimated income taxes. Income taxes on FRE and PII represents the total current corporate, local, and non-U.S. taxes as well as the current payable under Apollo’s tax receivable agreement. Income taxes on FRE and PII excludes the impacts of deferred taxes and the remeasurement of the tax receivable agreement, which arise from changes in estimated future tax rates. For purposes of calculating the Adjusted Net Income tax rate, Adjusted Segment Income is reduced by HoldCo interest and financing costs. Certain assumptions and methodologies that impact the implied FRE and PII income tax provision are similar to those used under U.S. GAAP. Specifically, certain deductions considered in the income tax provision under U.S. GAAP relating to transaction related charges, equity-based compensation, and tax deductible interest expense are taken into account for the implied tax provision. Income Taxes on SRE represent the total current and deferred tax expense or benefit on income before taxes adjusted to eliminate the impact of the tax expense or benefit associated with the non-operating adjustments. Management believes the methodologies used to compute income taxes on FRE, SRE, and PII are meaningful to each segment and increases comparability of income taxes between periods. • “Fee Related Earnings”, or “FRE”, is a component of Adjusted Segment Income that is used to assess the performance of the Asset Management segment. FRE is the sum of (i) management fees, (ii) capital solutions and other related fees, (iii) fee-related performance fees from indefinite term vehicles, that are measured and received on a recurring basis and not dependent on realization events of the underlying investments and (iv) other income, net, less (a) fee-related compensation, excluding equity-based compensation, (b) non-compensation expenses incurred in the normal course of business, (c) placement fees and (d) non-controlling interests in the management companies of certain funds the Company manages. • “Spread Related Earnings”, or “SRE” is a component of Adjusted Segment Income that is used to assess the performance of the Retirement Services segment, excluding certain market volatility and certain expenses related to integration, restructuring, equity-based compensation, and other expenses. For the Retirement Services segment, SRE equals the sum of (i) the net investment earnings on Athene’s net invested assets and (ii) management fees received on business managed for others, primarily the ADIP portion of Athene's business ceded to ACRA, less (x) cost of funds, (y) operating expenses excluding equity-based compensation and (z) financing costs including interest expense and preferred dividends, if any, paid to Athene preferred stockholders. • “Principal Investing Income”, or “PII” is a component of Adjusted Segment Income that is used to assess the performance of the Principal Investing segment. For the Principal Investing segment, PII is the sum of (i) realized performance fees, excluding realizations received in the form of shares, (ii) realized investment income, less (x) realized principal investing compensation expense, excluding expense related to equity-based compensation, and (y) certain corporate compensation and non-compensation expenses. Definitions & Non-GAAP Financial Information 35

• “Assets Under Management”, or “AUM”, refers to the assets of the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, including, without limitation, capital that such funds, partnerships and accounts have the right to call from investors pursuant to capital commitments. AUM equals the sum of: 1. the net asset value (“NAV”), plus used or available leverage and/or capital commitments, or gross assets plus capital commitments, of the yield and certain hybrid funds, partnerships and accounts for which we provide investment management or advisory services, other than certain collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and certain perpetual capital vehicles, which have a fee-generating basis other than the mark-to-market value of the underlying assets; for certain perpetual capital vehicles in yield, gross asset value plus available financing capacity; 2. the fair value of the investments of equity and certain hybrid funds, partnerships and accounts Apollo manages or advise, plus the capital that such funds, partnerships and accounts are entitled to call from investors pursuant to capital commitments, plus portfolio level financings; 3. the gross asset value associated with the reinsurance investments of the portfolio company assets Apollo manages or advises; and 4. the fair value of any other assets that Apollo manages or advises for the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, plus unused credit facilities, including capital commitments to such funds, partnerships and accounts for investments that may require pre-qualification or other conditions before investment plus any other capital commitments to such funds, partnerships and accounts available for investment that are not otherwise included in the clauses above. Apollo’s AUM measure includes Assets Under Management for which Apollo charges either nominal or zero fees. Apollo’s AUM measure also includes assets for which Apollo does not have investment discretion, including certain assets for which Apollo earns only investment-related service fees, rather than management or advisory fees. Apollo’s definition of AUM is not based on any definition of Assets Under Management contained in its governing documents or in any Apollo Fund management agreements. Apollo considers multiple factors for determining what should be included in its definition of AUM. Such factors include but are not limited to (1) Apollo’s ability to influence the investment decisions for existing and available assets; (2) Apollo’s ability to generate income from the underlying assets in its funds; and (3) the AUM measures that Apollo uses internally or believe are used by other investment managers. Given the differences in the investment strategies and structures among other alternative investment managers, Apollo’s calculation of AUM may differ from the calculations employed by other investment managers and, as a result, this measure may not be directly comparable to similar measures presented by other investment managers. Apollo’s calculation also differs from the manner in which its affiliates registered with the SEC report “Regulatory Assets Under Management” on Form ADV and Form PF in various ways. Apollo uses AUM, Gross capital deployed and Dry powder as performance measurements of its investment activities, as well as to monitor fund size in relation to professional resource and infrastructure needs. • “Fee-Generating AUM” or “FGAUM” consists of assets of the funds, partnerships and accounts to which we provide investment management, advisory, or certain other investment-related services and on which we earn management fees, monitoring fees or other investment-related fees pursuant to management or other fee agreements on a basis that varies among the Apollo funds, partnerships and accounts. Management fees are normally based on “net asset value,” “gross assets,” “adjusted par asset value,” “adjusted cost of all unrealized portfolio investments,” “capital commitments,” “adjusted assets,” “stockholders’ equity,” “invested capital” or “capital contributions,” each as defined in the applicable management agreement. Monitoring fees, also referred to as advisory fees, with respect to the structured portfolio company investments of the funds, partnerships and accounts we manage or advise, are generally based on the total value of such structured portfolio company investments, which normally includes leverage, less any portion of such total value that is already considered in Fee-Generating AUM. • “Performance Fee-Eligible AUM” or “PFEAUM” refers to the AUM that may eventually produce performance fees. All funds for which we are entitled to receive a performance fee allocation or incentive fee are included in Performance Fee-Eligible AUM, which consists of the following: • “Performance Fee-Generating AUM”, which refers to invested capital of the funds, partnerships and accounts we manage, advise, or to which we provide certain other investment-related services, that is currently above its hurdle rate or preferred return, and profit of such funds, partnerships and accounts is being allocated to, or earned by, the general partner in accordance with the applicable limited partnership agreements or other governing agreements; • “AUM Not Currently Generating Performance Fees”, which refers to invested capital of the funds, partnerships and accounts we manage, advise, or to which we provide certain other investment-related services that is currently below its hurdle rate or preferred return; and • “Uninvested Performance Fee-Eligible AUM”, which refers to capital of the funds, partnerships and accounts we manage, advise, or to which we provide certain other investment-related services that is available for investment or reinvestment subject to the provisions of applicable limited partnership agreements or other governing agreements, which capital is not currently part of the NAV or fair value of investments that may eventually produce performance fees allocable to, or earned by, the general partner. Definitions & Non-GAAP Financial Information - cont'd 36

• “ACRA” refers to Athene Co-Invest Reinsurance Affiliate Holding Ltd, together with its subsidiaries. • “ADIP” refers to Apollo/Athene Dedicated Investment Program, a fund managed by Apollo including third-party capital that invests alongside Athene in certain investments. • "Adjusted Net Income Shares Outstanding" or "ANI Shares Outstanding" consists of total shares of Common Stock outstanding, Apollo Operating Group Units that participate in dividends and RSUs that participate in dividends. • “Appreciation (depreciation)” of flagship private equity and hybrid value funds refers to gain (loss) and income for the periods presented on a total return basis before giving effect to fees and expenses. The performance percentage is determined by dividing (a) the change in the fair value of investments over the period presented, minus the change in invested capital over the period presented, plus the realized value for the period presented, by (b) the beginning unrealized value for the period presented plus the change in invested capital for the period presented. Returns over multiple periods are calculated by geometrically linking each period’s return over time. • “Athene” refers to Athene Holding Ltd. (together with its subsidiaries, “Athene”), a subsidiary of the Company and a leading retirement services company that issues, reinsures and acquires retirement savings products designed for the increasing number of individuals and institutions seeking to fund retirement needs, and to which Apollo, through its consolidated subsidiary Apollo Insurance Solutions Group LP (formerly known as Athene Asset Management LLC) (“ISG”), provides asset management and advisory services. • “Athora” refers to a strategic platform that acquires or reinsures blocks of insurance business in the German and broader European life insurance market (collectively, the “Athora Accounts”). • “Capital solutions fees and other, net” primarily includes transaction fees earned by Apollo Capital Solutions ("ACS") related to underwriting, structuring, arrangement and placement of debt and equity securities, and syndication for funds managed by Apollo, portfolio companies of funds managed by Apollo, and third parties. Capital solutions fees and other, net also includes advisory fees for the ongoing monitoring of portfolio operations and director's fees. These fees also include certain offsetting amounts including reductions in management fees related to a percentage of these fees recognized ("management fee offset") and other additional revenue sharing arrangements. • “Cost of Funds” includes liability costs related to cost of crediting on both deferred annuities and institutional products as well as other liability costs, but does not include the proportionate share of the ACRA cost of funds associated with the noncontrolling interest. While we believe cost of funds is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total benefits and expenses presented under GAAP. • “Debt Origination” represents (i) capital that has been invested in new debt or debt like investments by Apollo's yield and hybrid strategies (whether purchased by Apollo funds and accounts, or syndicated to third parties) where Apollo or one of Apollo's platforms has sourced, negotiated, or significantly affected the commercial terms of the investment; (ii) new capital pools formed by debt issuances, including CLOs and (iii) net purchases of certain assets by the funds and accounts we manage that we consider to be private, illiquid, and hard to access assets and which the funds otherwise may not be able to meaningfully access. Debt origination generally excludes any issuance of debt or debt like investments by the portfolio companies of the funds we manage. • “Dry Powder” represents the amount of capital available for investment or reinvestment subject to the provisions of the applicable limited partnership agreements or other governing agreements of the funds, partnerships and accounts we manage. Dry powder excludes uncalled commitments which can only be called for fund fees and expenses and commitments from Perpetual Capital vehicles. • “FRE Compensation Ratio” is calculated as fee-related compensation divided by fee-related revenues (which includes management fees, capital solutions fees and other, net, and fee-related performance fees). • “FRE Margin” is calculated as Fee Related Earnings divided by fee-related revenues (which includes management fees, capital solutions fees and other, net, and fee-related performance fees). • “Gross Capital Deployment” represents the gross capital that has been invested in investments by the funds and accounts we manage during the relevant period, but excludes certain investment activities primarily related to hedging and cash management functions at the firm. Gross Capital Deployment is not reduced or netted down by sales or refinancings, and takes into account leverage used by the funds and accounts we manage in gaining exposure to the various investments that they have made. • "Gross IRR" of accord series and the European principal finance funds represents the annualized return of a fund based on the actual timing of all cumulative fund cash flows before management fees, performance fees allocated to the general partner and certain other expenses. Calculations may include certain investors that do not pay fees. The terminal value is the net asset value as of the reporting date. Non-U.S. dollar denominated (“USD”) fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, gross IRRs at the fund level will differ from those at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Gross IRR does not represent the return to any fund investor. • "Gross IRR" of a traditional private equity or hybrid value fund represents the cumulative investment-related cash flows (i) for a given investment for the fund or funds which made such investment, and (ii) for a given fund, in the relevant fund itself (and not any one investor in the fund), in each case, on the basis of the actual timing of investment inflows and outflows (for unrealized investments assuming disposition on December 31, 2022 or other date specified) aggregated on a gross basis quarterly, and the return is annualized and compounded before management fees, performance fees and certain other expenses (including interest incurred by the fund itself) and measures the returns on the fund’s investments as a whole without regard to whether all of the returns would, if distributed, be payable to the fund’s investors. In addition, gross IRRs at the fund level will differ from those at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Gross IRR does not represent the return to any fund investor. 37 Definitions & Non-GAAP Financial Information - cont'd

• "Gross IRR" of infrastructure funds represents the cumulative investment-related cash flows in the fund itself (and not any one investor in the fund), on the basis of the actual timing of cash inflows and outflows (for unrealized investments assuming disposition on December 31, 2022 or other date specified) starting on the date that each investment closes, and the return is annualized and compounded before management fees, performance fees, and certain other expenses (including interest incurred by the fund itself) and measures the returns on the fund’s investments as a whole without regard to whether all of the returns would, if distributed, be payable to the fund’s investors. Non-USD fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, gross IRRs at the fund level will differ from those at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Gross IRR does not represent the return to any fund investor. • “Gross Return” of a yield fund, European Principal Finance, Credit Strategies and Accord is the monthly or quarterly time-weighted return that is equal to the percentage change in the value of a fund’s portfolio, adjusted for all contributions and withdrawals (cash flows) before the effects of management fees, incentive fees allocated to the general partner, or other fees and expenses. Returns for these categories are calculated for all funds and accounts in the respective strategies excluding assets for Athene, Athora and certain other entities where Apollo manages or may manage a significant portion of the total company assets. Returns of CLOs represent the gross returns on assets. Returns over multiple periods are calculated by geometrically linking each period’s return over time. • “HoldCo” refers to Apollo Global Management, Inc. (f/k/a Tango Holdings, Inc.) • “Inflows” within the Asset Management segment represents (i) at the individual strategy level, subscriptions, commitments, and other increases in available capital, such as acquisitions or leverage, net of inter-strategy transfers, and (ii) on an aggregate basis, the sum of inflows across the yield, hybrid and equity strategies. • “Net Invested Assets” represents the investments that directly back Athene's net reserve liabilities as well as surplus assets. Net invested assets is used in the computation of net investment earned rate, which is used to analyze the profitability of Athene’s investment portfolio. Net invested assets includes (a) total investments on the consolidated balance sheets with AFS securities at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) VIE and VOE assets, liabilities and noncontrolling interest adjustments, (f) net investment payables and receivables, (g) policy loans ceded (which offset the direct policy loans in total investments) and (h) an adjustment for the allowance for credit losses. Net invested assets also excludes assets associated with funds withheld liabilities related to business exited through reinsurance agreements and derivative collateral (offsetting the related cash positions). Athene includes the underlying investments supporting its assumed funds withheld and modco agreements in its net invested assets calculation in order to match the assets with the income received. Athene believes the adjustments for reinsurance provide a view of the assets for which it has economic exposure. Net invested assets includes Athene’s proportionate share of ACRA investments, based on Athene’s economic ownership, but does not include the proportionate share of investments associated with the noncontrolling interest. Net invested assets are averaged over the number of quarters in the relevant period to compute a net investment earned rate for such period. While Athene believes net invested assets is a meaningful financial metric and enhances the understanding of the underlying drivers of its investment portfolio, it should not be used as a substitute for total investments, including related parties, presented under GAAP. • “Net Investment Earned Rate” is computed as the income from Athene's net invested assets divided by the average net invested assets, for the relevant period. • “Net Investment Spread” measures Athene's investment performance plus its strategic capital management fees, less its total cost of funds. Net investment earned rate is a key measure of Athene's investment performance while cost of funds is a key measure of the cost of its policyholder benefits and liabilities. • "Net IRR" of accord series and the European principal finance funds represents the annualized return of a fund after management fees, performance fees allocated to the general partner and certain other expenses, calculated on investors that pay such fees. The terminal value is the net asset value as of the reporting date. Non-USD fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, net IRR at the fund level will differ from that at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Net IRR does not represent the return to any fund investor. • "Net IRR" of a traditional private equity or the hybrid value funds represents the gross IRR applicable to the funds, including returns for related parties which may not pay fees or performance fees, net of management fees, certain expenses (including interest incurred or earned by the fund itself) and realized performance fees all offset to the extent of interest income, and measures returns at the fund level on amounts that, if distributed, would be paid to investors of the fund. The timing of cash flows applicable to investments, management fees and certain expenses, may be adjusted for the usage of a fund’s subscription facility. To the extent that a fund exceeds all requirements detailed within the applicable fund agreement, the estimated unrealized value is adjusted such that a percentage of up to 20.0% of the unrealized gain is allocated to the general partner of such fund, thereby reducing the balance attributable to fund investors. In addition, net IRR at the fund level will differ from that at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Net IRR does not represent the return to any fund investor. • "Net IRR" of infrastructure funds represents the fund (and not any one investor in the fund), on the basis of the actual timing of cash inflows received from and outflows paid to investors of the fund (assuming the ending net asset value as of December 31, 2022 or other date specified is paid to investors), excluding certain non-fee and non-performance fee bearing parties, and the return is annualized and compounded after management fees, performance fees, and certain other expenses (including interest incurred by the fund itself) and measures the returns to investors of the fund as a whole. Non-USD fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, net IRR at the fund level will differ from that at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Net IRR does not represent the return to any fund investor. 38 Definitions & Non-GAAP Financial Information - cont'd

• "Net Return" of a total return yield fund or the hybrid credit hedge fund represents the gross return after management fees, performance fees allocated to the general partner, or other fees and expenses. Returns over multiple periods are calculated by geometrically linking each period’s return over time. Net return and net ROE do not represent the return to any fund investor. • “Other operating expenses” within the Principal Investing segment represents expenses incurred in the normal course of business and includes allocations of non-compensation expenses related to managing the business. • “Other operating expenses” within the Retirement Services segment represents expenses incurred in the normal course of business inclusive of compensation and non-compensation expenses. • “PII Compensation Ratio” is calculated as Principal investing compensation divided by the sum of realized performance fees and realized investment income. • “Principal investing compensation” within the Principal Investing segment represents realized performance compensation, distributions related to investment income and dividends, and includes allocations of certain compensation expenses related to managing the business. • “Perpetual Capital” refers to assets under management of indefinite duration, that may only be withdrawn under certain conditions or subject to certain limitations, including but not limited to satisfying required hold periods or percentage limits on the amounts that may be redeemed over a particular period. The investment management, advisory or other service agreements with our Perpetual Capital vehicles may be terminated under certain circumstances. • “Realized Value” refers to all cash investment proceeds received by the relevant Apollo fund, including interest and dividends, but does not give effect to management fees, expenses, incentive compensation or performance fees to be paid by such Apollo fund. • “Redding Ridge” refers to Redding Ridge Asset Management, LLC and its subsidiaries, which is a standalone, self-managed asset management business established in connection with risk retention rules that manages CLOs and retains the required risk retention interests. • “Remaining Cost” represents the initial investment of the fund in a portfolio investment, reduced for any return of capital distributed to date on such portfolio investment. • “Total Invested Capital” refers to the aggregate cash invested by the relevant Apollo fund and includes capitalized costs relating to investment activities, if any, but does not give effect to cash pending investment or available for reserves and excludes amounts, if any, invested on a financed basis with leverage facilities. • “Total Value” represents the sum of the total Realized Value and Unrealized Value of investments. • “Unrealized Value” refers to the fair value consistent with valuations determined in accordance with GAAP, for investments not yet realized and may include payments in kind, accrued interest and dividends receivable, if any, and before the effect of certain taxes. In addition, amounts include committed and funded amounts for certain investments. • “Vintage Year” refers to the year in which a fund’s final capital raise occurred, or, for certain funds, the year of a fund’s effective date or the year in which a fund’s investment period commences pursuant to its governing agreements. 39 Endnotes Retirement Services Flows & Invested Assets 1. Funding agreements are comprised of funding agreements issued under Athene's FABN and FABR programs, funding agreements issued to the FHLB, and long term repurchase agreements. 2. Gross organic inflows equal inflows from retail, flow reinsurance and institutional channels. Gross organic inflows include all inflows sourced by Athene, including all of the inflows reinsured to ADIP. 3. Gross inorganic inflows represents acquisitions and block reinsurance transactions. Flows attributable to ADIP are the proportionate share of flows associated with the noncontrolling interest. 4. Gross outflows include full and partial policyholder withdrawals on deferred annuities, death benefits, pension group annuity benefit payments, payments on payout annuities and funding agreement repurchases and maturities. Definitions & Non-GAAP Financial Information - cont'd

Forward-Looking Statements In this presentation, references to “Apollo,” “we,” “us,” “our” and the “Company” refer collectively to Apollo Global Management, Inc. and its subsidiaries, or as the context may otherwise require. This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, discussions related to Apollo’s expectations regarding the performance of its business, its liquidity and capital resources and other non-historical statements. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this presentation, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions, including risks relating to inflation, market conditions and interest rate fluctuations generally, the impact of COVID-19, the impact of energy market dislocation, our ability to manage our growth, our ability to operate in highly competitive environments, the performance of the funds we manage, our ability to raise new funds, the variability of our revenues, earnings and cash flow, the accuracy of management’s assumptions and estimates, our dependence on certain key personnel, our use of leverage to finance our businesses and investments by the funds we manage, Athene’s ability to maintain or improve financial strength ratings, the impact of Athene’s reinsurers failing to meet their assumed obligations, Athene’s ability to manage its business in a highly regulated industry, changes in our regulatory environment and tax status, and litigation risks, among others. Apollo believes these factors include but are not limited to those described under the section entitled “Risk Factors” in our quarterly reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2022 and November 8, 2022, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in other filings with the SEC. Apollo undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This presentation does not constitute an offer of any Apollo fund. 40